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             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into this __ day of March, 1995, by and among PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation, SPRING ANESTHESIA GROUP, INC., a California corporation (and the surviving corporation as a result of the merger of PSS Investment with and into SAG), and MERIDIAN BANK, a Pennsylvania-chartered bank.

                                   BACKGROUND

                  A. The Lender and the Borrowers entered into a certain Amended and Restated Loan Agreement dated August 12, 1993
(which was amended by an Amendment No. 1 between Lender and Borrowers dated February 25, 1994 and Amendment No. 2 between
Lender and Borrowers dated May 19, 1994) (the "Loan Agreement"), pursuant to which the Lender agreed to make certain credit facilities available to the Borrowers, on the terms and subject to the conditions therein set forth.

                  B. The Borrowers and the Lender desire to modify and amend the Loan Agreement to reflect a term loan which the Lender is making to the Borrowers in addition to the credit facilities provided under the Loan Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties hereto covenant and agree as set forth below.

                  1. Defined Terms. Any capitalized terms used in this Amendment which are not defined, but which are defined in the Loan Agreement, shall have the meanings given to those terms in the Loan Agreement.

                  2. New Defined Terms. The following definitions are hereby added to the provisions of Section 1.2 of the Loan
Agreement and shall read in their entirety as follows:

                           "1995 Term Note" shall mean the Term Note dated
                  March 24, 1995 executed by the Borrowers and payable to the order of the Lender in the original principal amount of Two Hundred Thousand Dollars ($200,000), together with any future amendments, restatements, modifications or supplements thereof or thereto.

                           "1995 Term Loan" shall mean the $200,000 term loan
                  made by the Lender to the Borrowers and evidenced by the 1995 Term Note, together with any future amendments, restatements, modifications or supplements thereof or thereto.

                  3. Amendment to Existing Definitions. The following definitions set forth in Section 1.2 of the Loan Agreement are





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hereby modified, amended, and restated to read in their entirety as follows:

                           "Notes" shall mean, collectively,
                  (i) the promissory note described in subsection 2.2 hereof; (ii) the Line of Credit Note; and (iii) the 1995 Term Note; and any future amendments, modifications and restatements thereof or supplements thereto.

                           "Loan Documents" shall mean, collectively, this
                  Agreement, the Assignments, the Notes, the Security Documents and all other documents executed and delivered to the Lender by or on behalf of either Borrower or any Surety in connection therewith and in connection with any modifications, amendments, restatements, substitutions and replacements of or for any' of the foregoing.

                  4. Amended Definitions. (a) Whenever the defined term "Note" is used in the Loan Agreement, such term shall be deemed to mean "Notes" as defined in the Loan Agreement.

                  (b) Whenever the defined term "Obligations" is used in any of the Loan Documents, such term shall be deemed to include the "1995 Term Loan" as defined in the Loan Agreement.

                  5. Unused Facility Fee. On each April 30, July 30, October 30, and January 30, the Borrowers shall pay to the Lender an unused facility fee equal to the product of (i) 0.25% and (ii)
$400,000 minus the average daily outstanding balance under the Line of Credit Loan during the preceding calendar quarter.
Lender shall calculate such fee and furnish the Borrowers with a copy of such calculation and the fee that is due on or before each April 20, July 20, October 20 and January 20.

                  6. Postponement of Principal Payments. The monthly payments of principal due March 1, 1995 and April 1, 1995 under the promissory note of Borrowers dated August 12, 1993 in the original principal amount of $8,000,000 and payable to the order of Lender are postponed until the maturity of such note on August
31, 1998, at which time such principal payments shall be due and payable.

                  7. Dividends. PSS shall not pay the cash dividends due on the Series A Preferred Stock and Series B Preferred Stock of PSS due in February 1995. PSS may pay stock dividends on its outstanding shares of Series A Preferred Stock and Series B
Preferred Stock in lieu of such cash dividends.

                  8. Financial Covenants. The Borrowers agree to negotiate with Lender reasonably appropriate changes to the

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financial covenants contained in subsections 5.11, 5.12, 5.13 and
5.14 to reflect the changes in the Borrowers' accounting practices. Lender and Borrower will negotiate such changes in good faith in an effort to complete such negotiations by April
30, 1995. The changes in such financial covenants shall be evidenced by a letter setting forth such new financial covenants signed by the Lender and the Borrowers.

                  9. Representations and Warranties. As a material inducement for the Lender to enter into this Amendment, the Borrowers jointly and severally make the following representations and warranties to the Lender and acknowledge the Lander's justifiable reliance thereon:

                           (a)      No Default or Event of Default has occurred
and is continuing.

                           (b)      Except as has otherwise been disclosed in
writing to the Lender on or before the date hereof, all representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete in all material respects as of the date hereof, except that the capital stock of PSS Investment has been cancelled in connection with the merger of PSS Investment into SAG.

                           (c)      The Loan Agreement, as modified and amended
herein, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

                  10. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Lender, the Borrowers, and their respective successors and assigns subject, however, to the restrictions set forth in Section 8.7 of the Loan Agreement.

                  11. Governing Law. This Amendment shall be governed by and construed in accordance with the domestic, internal laws
(but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

                  12. Costs and Expenses. Without limiting the generality of the provisions of Sections 8.3 and 8.4 of the Loan
Agreement, the Borrowers shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, and negotiation of this Amendment and the documents executed in connection herewith.

                  13. Ratification. Except as expressly modified and amended herein, the Loan Agreement is hereby ratified and affirmed.

                  IN WITNESS WHEREOF, the parties hereto have caused this

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Amendment to be duly executed by their duly authorized officers as of the day and year first above written.



                                             PHYSICIAN SUPPORT SYSTEMS, INC., a
                                             Delaware Corporation

                                                /s/ Hamilton F. Potter III
                                             By________________________________
                                               Hamilton F. Potter III,
                                               Executive Vice President

                                                      /s/ Mortimer Berkowitz III
                                              Attest:___________________________
                                                     Secretary


                                              SPRING ANESTHESIA GROUP, INC., a
                                              California corporation (the
                                              surviving corporation as a result
                                              of the merger of PSS INVESTMENT,
                                              INC. with and into SPRING
                                              ANESTHESIA GROUP, INC.)

                                                  /s/ Hamilton F. Potter III
                                              By________________________________
                                                Hamilton F. Potter III,
                                                Vice President

                                                     /s/ Mortimer Berkowitz III
                                              Attest:___________________________
                                                     Assistant Secretary


                                              MERIDIAN BANK, a Pennsylvania
                                              banking corporation

                                                 /s/  Randall M. Johnston
                                              By________________________________
                                                Randall M. Johnston,
                                                Assistant Vice President





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                               CONSENT AND JOINDER

                  The undersigned corporations are Sureties for the prompt payment and performance of all of the Obligations pursuant to the terms and conditions of the Suretyship and, as a material inducement for the Lender to execute and deliver the foregoing Amendment, hereby:

                           (i) consent to and approve of the terms and
conditions of the Amendment;

                           (ii)     recognize, acknowledge, covenant, and agree
that all of the Borrowers' duties, obligations, and liabilities under or in connection with the 1995 Term Note and the 1995 Term
Loan are assured by the Suretyship in accordance with the provisions thereof; and

                           (iii) ratify and affirm each of their duties,
obligations, and liabilities under the Suretyship.

Any capitalized terms used in this Consent and Joinder shall have the meanings given to those terms in the Loan Agreement referred to in the foregoing Amendment. Each of the undersigned has executed this Consent and Joinder intending to be legally bound.

Dated: March 24, 1995
                              INDEPENDENT ANESTHESIA IPA OF
                                             ARIZONA, INC., an Arizona
                                             Corporation

                                                 /s/  Hamilton F. Potter III
                                              By________________________________
                                                Hamilton F. Potter III,
                                                Vice President

                                                     /s/ Mortimer Berkowitz III
                                              Attest:___________________________
                                                     Assistant Secretary

                                              INDEPENDENT ANESTHESIA IPA OF
                                              CALIFORNIA, INC., a California
                                              corporation

                                                 /s/ Hamilton F. Potter III
                                              By________________________________
                                                Hamilton F. Potter III,
                                                Vice President

                                                     /s/ Mortimer Berkowitz III
                                              Attest:___________________________
                                                     Assistant Secretary


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COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF LANCASTER                                  :

                  On this 24th day of March, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F. Potter, III, who acknowledged himself to be the Vice President of INDEPENDENT ANESTHESIA IPA OF ARIZONA, INC., an Arizona corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ Mary Jo Plank
                                              ----------------------------------
                                              Notary Public




COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF LANCASTER                                  :

                  On this 24th day of March, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F. Potter, III, who acknowledged himself to be the Vice President of INDEPENDENT ANESTHESIA IPA OF CALIFORNIA, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ Mary Jo Plank
                                              ----------------------------------
                                              Notary Public



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COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF LANCASTER                                  :

         On this 24th day of March, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F. Potter, III, who acknowledged himself to be the Executive Vice President of PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ Mary Jo Plank
                                              ----------------------------------
                                              Notary Public




COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF LANCASTER                                  :

                  On this 24th day of March, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F. Potter, III, who acknowledged himself to be the Vice President of SPRING ANESTHESIA GROUP, INC., a California corporation (the surviving corporation as a result of the merger of PSS
INVESTMENT, INC. with and into SPRING ANESTHESIA GROUP, INC.), and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ Mary Jo Plank
                                              ----------------------------------
                                              Notary Public





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COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF LANCASTER                                  :

                  On this 24th day of March, 1995, before me, a notary Public, the undersigned officer, personally appeared Randall M.
Johnston who acknowledged himself to be an Assistant Vice
President of MERIDIAN BANK, a Pennsylvania banking corporation and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ Leigh A. Hershey
                                              ----------------------------------
                                              Notary Public













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